Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

24 Subsequent Events

On March 2, 2015, NXP announced that the company has entered into a definitive agreement under which NXP will merge with Freescale Semiconductor, Ltd. (Freescale).

Under the terms of the agreement, Freescale shareholders will receive $6.25 in cash and 0.3521 of an NXP ordinary share for each Freescale common share held at the close of the transaction. The purchase price implies a total equity value for Freescale of approximately $11.8 billion (based on NXP’s closing stock price as of February 27, 2015) and a total enterprise value of approximately $16.7 billion including Freescale’s net debt. The transaction is expected to close in the second half of calendar 2015. NXP intends to fund the transaction with $1.0 billion of cash from its balance sheet, $1.0 billion of new debt and approximately 115 million of NXP ordinary shares. Post transaction, Freescale shareholders are expected to own approximately 32 percent of the combined company. The transaction has been unanimously approved by the boards of directors of both companies and is subject to regulatory approvals in various jurisdictions and customary closing conditions, as well as the approval of NXP and Freescale shareholders. Upon consummation, we expect to account for the merger under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standard Topic 805, Business Combinations, with NXP treated as the accounting acquirer.

Following our initial announcement on November 24, 2014, we purchased certain assets and IP of Quintic related to its Wearable and Bluetooth Energy IC business during the first quarter of 2015. This transaction contributes to NXP’s drive to create security and connectivity solutions for fast-growing Internet-of-Things applications in Health & Fitness Wearables, Mobile Transactions, Proximity Marketing, Smart Home and Automotive. The acquisition was accounted for under the purchase method of accounting. The financial impact of this acquisition was not material to the Company.